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                                                                    EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report dated January 23, 1998 included in Security Associates International, Inc.'s Form 10-K/A for the year ended December 31, 1997, and to all references to our firm included in this Form 10-K/A.

                                            /s/ ARTHUR ANDERSEN LLP

                                            ARTHUR ANDERSEN LLP


Chicago, Illinois
March 13, 1998